UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 10, 2004

CHINA RESOURCES DEVELOPMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-26046	87-0263643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 2105, West Tower, Shun Tak Centre,

200 Connaught Road C, Sheung Wan, Hong Kong

(Address of Principal Executive Office) (Zip Code)

011-852-2810-7205

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 2.   Acquisition or Disposition of Assets.

On February 10, 2004, the Registrant’s wholly-owned subsidiary, Hainan Cihui Industrial Co. Ltd. (“HARC”), disposed of its 100% equity interest in Shenzhen Xubu Investment Co. Ltd. (“Xubu”) to an unaffiliated third party, effective January 1, 2004, for total consideration of Rmb17,256,000 (US$2,084,058) (the “Purchase Consideration”). Xubu was formed to seek investment opportunities in China; however, no such opportunities were consummated. The assets of Xubu mainly consisted of fixed assets and cash. The Purchase Consideration was offset by capital in the amount of Rmb16,025,910 (US$1,935,496) that had been withdrawn from Xubu by HARC. The net Purchase Consideration to be received by HARC is Rmb1,230,090 (US$148,562), which is due and payable on or before May 10, 2004.

(“Rmb” refers to Renminbi yuan, the lawful currency of the People’s Republic of China. Translation of amounts from Renminbi to U.S. dollars have been made at the single rate of exchange as quoted by the People’s Bank of China (the “PBOC Rate”) on December 31, 2003, which was US$1.00 = Rmb8.28. The Renminbi is not freely convertible into foreign currencies, and no representation is made that the Renminbi amounts referred to herein could have been or could be converted into U.S. dollars at the PBOC Rate or at all.)

Item 7.   Financial Statements and Exhibits.

(a)

Financial Statements.

None.

(b)

Pro Forma Financial Information

The unaudited pro forma financial information includes (1) a pro forma condensed consolidated statement of operations for the year ended December 31, 2002 (2) pro forma condensed consolidated statements of operations for the three months and nine months ended September 30, 2003, and (3) a pro forma condensed consolidated balance sheet as of September 30, 2003. The historical financial information has been derived from the audited financial statements included in the Company’s annual report on Form 10-KSB for the year ended December 31, 2002, and the unaudited financial statements included in the Company’s quarterly report on Form 10-QSB for the quarter ended September 30, 2003. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements used in the preparation of such pro forma financial statements. The pro forma financial information presented in not necessarily indicative of that which would have been attained had the transaction occurred at an earlier date.

The assumptions used in developing the pro forma adjustments include (1) all historical expenses and income for the periods concerned would have been diminished had the disposition occurred at the beginning of such periods, and (2) the sales proceeds would remain the same had the disposition occurred on the balance sheet date.

(c)

Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Exhibit Description
10.18	Agreement for the Sale and Purchase of Shares in Shenzhen Xubu Investment Co. Ltd. by and between HARC and Su Wei Min dated February 10, 2004.
10.19	Agreement for the Sale and Purchase of Shares in Shenzhen Xubu Investment Co. Ltd. by and between Li Fei Lie, as nominee for HARC and Su Wei Min dated February 10, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHINA RESOURCES DEVELOPMENT, INC.

Date: February 24, 2004	By:	/s/ CHING LUNG PO
Ching Lung Po Chairman

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2003

(Amounts in thousands, except share and per share data)

	Historical	Pro forma adjustments	Pro forma
	RMB	RMB	RMB

NET SALES	9,170		9,170

COST OF SALES	(8,504)		(8,504)

GROSS PROFIT	666		666

DEPRECIATION	(842)	529	(313)

VALUATION ALLOWANCE	(48,178)		(48,178)

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	(11,164)	3,478	(7,686)

FINANCIAL INCOME, NET	669	(1)	668

OTHER EXPENSES, NET	(1,333)	106	(1,227)

LOSS BEFORE INCOME TAXES	(60,182)		(56,070)

INCOME TAXES	(50)		(50)

NET LOSS	(60,232)		(56,120)

LOSS PER SHARE:
Basic and diluted	(71.89)		(66.98)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	837,823		837,823

————————

Note: Pro forma adjustments present adjustments to the results of operations to reflect the disposition of Xubu as if it had occurred on January 1, 2002 and applicable historical expenses of the Company for the year 2002 would have been adjusted accordingly.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

FOR THE THREE MONTHS AND NINE MONTHS ENDED SEPTEMBER 30, 2003

(Amounts in thousands, except share and per share data)

	Three months ended September 30, 2003			Nine Months Ended September 30, 2003
	Historical	Pro forma adjustments	Pro forma	Historical	Pro forma adjustments	Pro forma
	RMB	RMB	RMB	RMB	RMB	RMB

NET SALES	853		853	1,297		1,297

COST OF SALES	(761)		(761)	(1,205)		(1,205)

GROSS PROFIT	92		92	92		92

DEPRECIATION	(202)	142	(60)	(554)	426	(128)

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	(17,097)	635	(16,462)	(26,985)	1,725	(25,260)

FINANCIAL INCOME, NET	87	(1)	86	346	(1))	345

OTHER INCOME, NET	1,084		1,084	1,153		1,153

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(16,036)		(15,260)	(25,948)		(23,798)

INCOME TAXES	—		—	—		—

LOSS FROM CONTINUING OPERATIONS	(16,036)		(15,260)	(25,948)		(23,798)

DISCONTINUED OPERATIONS
Income from operations of discontinued supermarket segment (including gain on disposal of RMB327 in 2003), net of taxes of RMB0	—		—	366		366

NET LOSS	(16,036)		(15,260)	(25,582)		(23,432)

LOSS PER SHARE: basic and diluted
Continuing operations	(15.56)		(14.81)	(28.75)		(26.37)
Discontinued operations	—		—	0.41		0.41
	(15.56)		(14.81)	(28.34)		(25.96)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	1,030,345		1,030,345	902,702		902,702

————————

Note: Pro forma adjustments present adjustments to the results of operations to reflect the disposition of Xubu as if it had occurred on January 1, 2003 and applicable historical expenses of the Company for the periods concerned would have been adjusted accordingly.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2003

(Amounts in thousands, except share and per share data)

		Pro forma adjustments
	Historical		Pro forma
	RMB	RMB	RMB

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	12,249	(180)	12,069
Trading securities	749		749
Trade receivables	277		277
Other receivables, deposits and prepayments	790	767	1,557
Short term loans receivable	1,113		1,113

TOTAL CURRENT ASSETS	15,178		15,765
PROPERTY AND EQUIPMENT	2,679	(1,243)	1,436
INVESTMENTS	48,000		48,000
GOODWILL	5,865		5,865

TOTAL ASSETS	71,722		71,066

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	154		154
Other payables and accrued liabilities	4,196	(187)	4,009
Current portion of capital lease	140		140
Amounts due to related companies	366		366

TOTAL CURRENT LIABILITIES	4,856		4,669
Capital lease net of current portion	365		365

TOTAL LIABILITIES	5,221		5,034

SHAREHOLDERS’ EQUITY
Preferred stock, authorized – 10,000,000 shares
Series B preferred stock, US$0.001 par value:
Authorized - 320,000 shares Issued and outstanding – 320,000 shares	3		3
Common stock, US$0.001 par value:
Authorized – 200,000,000 shares Issued and outstanding – 1,143,823 shares	9		9
Additional paid-in capital	181,681		181,681
Reserves	28,028		28,028
Accumulated deficit	(143,374)	(469)	(143,843)
Accumulated other comprehensive gains	154		154

TOTAL SHAREHOLDERS’ EQUITY	66,501		66,032

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	71,722		71,066

————————

Note: Pro forma adjustments present adjustments to the September 30, 2003 balance sheet to reflect the disposition of Xubu as if it had occurred on September 30, 2003.

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title
10.18	Agreement for the Sale and Purchase of Shares in Shenzhen Xubu Investment Co. Ltd. by and between HARC and Su Wei Min dated February 10, 2004.
10.19	Agreement for the Sale and Purchase of Shares in Shenzhen Xubu Investment Co. Ltd. by and between Li Fei Lie, as nominee for HARC and Su Wei Min dated February 10, 2004.